UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
____________________

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
225 Wyman Street, Waltham, MA 02451
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders
Pegasystems Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders on June 16, 2026. At the Annual Meeting, the following items were presented to the shareholders of the Company for their approval, and the shareholders voted as follows:

1. The Company’s shareholders reelected the eight directors named below to serve on the Company’s Board of Directors until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The votes for each nominee were as follows:

	Rohit Ghai	Peter Gyenes	Richard Jones	Christopher Lafond	Dianne Ledingham	Sharon Rowlands	Alan Trefler	Larry Weber
FOR	150,432,891	146,066,850	137,639,729	149,823,034	150,780,400	150,407,707	150,568,692	140,482,353
AGAINST	2,135,048	6,492,055	14,938,293	2,759,124	1,740,511	2,112,488	2,004,945	12,085,685
ABSTAIN	56,437	65,471	46,354	42,218	103,465	104,181	50,739	56,338
NON VOTES	7,091,361	7,091,361	7,091,361	7,091,361	7,091,361	7,091,361	7,091,361	7,091,361

2. The Company's shareholders approved the compensation of the Company's executive officers, as described in the Company's proxy statement, by a non-binding advisory vote. The votes on this proposal were as follows:

Executive Compensation
FOR	148,608,236
AGAINST	3,960,275
ABSTAIN	55,865
NON VOTES	7,091,361

3. The Company's shareholders ratified the selection by the Audit Committee of the Company's Board of Directors of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026. The votes on this proposal were as follows:

Auditors
FOR	157,745,439
AGAINST	1,927,638
ABSTAIN	42,661

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	June 18, 2026	By:	/s/ Kenneth Stillwell
Kenneth Stillwell
Chief Operating Officer and Chief Financial Officer